SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    _________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)          March 19, 2004
                                                 -------------------------------


                            U.S.B. Holding Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)



        Delaware                      1-12811                   36-3197969
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(State or Other Jurisdiction        (Commission               (IRS Employer
    of Incorporation)                File Number)            Identification No.)



                 100 Dutch Hill Road, Orangeburg, New York  10962
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(Address of Principal Executive Offices)                  (Zip Code)




Registrant's telephone number including area code         (845) 365-4600
                                                   -----------------------------


                                  Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.     OTHER EVENTS

     On March 19, 2004, the registrant issued a press release reporting on its definitive agreements with the Federal Deposit Insurance Corporation to acquire all deposits and assume certain loans of Reliance Bank. A copy of the press release is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.     EXHIBIT LIST

Exhibit No.                          Description
-----------                          -----------

99.1 Press release, dated March 19, 2004 reporting on the definitive agreements to acquire all deposits and assume certain loans of Reliance Bank.




                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        U.S.B. HOLDING CO., INC.


Date:    March 23, 2004                 By:    /s/ Thomas E. Hales
                                               -----------------------------
                                               Name:  Thomas E. Hales
                                               Title:    Chairman and C.E.O.